        [GRAPHIC]



                         ADVANTUS VENTURE FUND, INC.
               ANNUAL REPORT TO SHAREHOLDERS DATED JULY 31, 2000
                                                                  [LOGO]


        [PHOTO]

ADVANTUS VENTURE FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     6

STATEMENT OF ASSETS AND LIABILITIES          11

STATEMENT OF OPERATIONS                      12

STATEMENTS OF CHANGES IN NET ASSETS          13

NOTES TO FINANCIAL STATEMENTS                14

INDEPENDENT AUDITORS' REPORT                 19

FEDERAL INCOME TAX INFORMATION               20

SHAREHOLDER VOTING RESULTS                   21

SHAREHOLDER SERVICES                         22

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

The U.S. has been enjoying an exceptional economic environment. Over the past
10 years, we have seen booming capital markets bolstered by robust economic growth and low, but rising inflation. Since June 1999, six interest rate increases engineered by the inflation-fighting Federal Reserve, have resulted in some early signs of an economic slowdown. Recent economic data (housing starts, auto sales and unemployment) indicate that the breakneck growth rate may be slowing.

We still contend that the Fed holds a bias towards tightening the money supply. As you know, the Federal Funds Rate, the overnight rate at which Federal Reserve member banks loan each other money, is a powerful tool for the Fed. Currently, short-term interest rates are higher than long-term rates, which clearly shows that the economy is in a tightening mode.

Our country's economic strength is very broad, and there are very few weak spots. The U.S. has also benefited from the expanding global economy. Large, diversified companies are doing well in the current economic climate. As capital spending remains strong, underlying support for technology grows. Companies everywhere continue to build their technology base and infrastructure.

In the equity market, valuations do matter, as evidenced by the latest series of market corrections early in the second quarter. Capitalism has a way of bringing things back into balance. Market corrections tend to be quick and sharp. Investors may need to adjust their expectations, as double-digit equity returns may not be as commonplace as they have been over the last few years. Even though recent corrections have reigned in many stocks - particularly in the technology sector - the stock market is still strong.

So far this year, U.S. Treasury securities have been the star performers within the fixed income universe. U.S. Treasuries have benefited from a relatively low inflationary environment, the strong fiscal situation in the U.S., and the government's decision to buy back its longer-maturity debt. Corporate bonds have been the weakest performing fixed income sector in 2000. An inverted yield curve (i.e., short-term bonds have higher yields than long-term bonds), several Fed tightening moves, increased event risk and equity market volatility have all negatively impacted corporate bond performance. Mortgage-backed securities have outperformed corporate bonds to date this year, but have lagged U.S. Treasuries.

Whenever we have a change in interest rate direction, volatility and uncertainty surface. We have witnessed volatility in the capital markets throughout the first half of 2000, and we believe this will continue through the remainder of the year. In this election year, we will witness the political posturing of both parties. It is likely, however, that whoever the presidential election in November brings to office, Americans will still enjoy a healthy, recession-free economy.

Thank you for your continued confidence and investment in the Advantus Family of Funds.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS VENTURE FUND

PERFORMANCE UPDATE

[PHOTO]

RUDOLPH K. KLUIBER, CFA
STATE STREET RESEARCH
The Advantus Venture Fund is
a mutual fund designed for
investors seeking long-term
accumulation of capital. The
Fund hopes to achieve its
objective by investing
primarily in equity
securities of small
capitalization companies
(i.e., companies with a
market capitalization of less
than $1.5 billion) at the
time of purchase. Investments
in smaller company and micro
cap stocks generally carry a
higher level of volatility
and risk over the short term.
Refer to the Fund's
prospectus for specific
information about risks
associated with the
investment, as well as
charges and expenses.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.
PERFORMANCE

  For the year ended July 31, 2000, the Advantus Venture Fund returned the following for each class of shares currently offered:

CLASS A..........................        3.74 PERCENT*
CLASS B..........................        2.89 PERCENT*
CLASS C..........................        2.95 PERCENT*

By comparison, the Russell 2000 Value Index** returned 4.85 percent for the same period.

PERFORMANCE ANALYSIS

During the full reporting period, investing in small-capitalization value stocks was not particularly rewarding. The Russell 2000 Value Index** returned only
4.85 percent; among the major style indexes, only large-capitalization value stocks were weaker (the Russell 1000 Value Index+ lost 5.00 percent). The results for the full reporting period mask two very different environments for small-cap value stocks. For the first six months of the reporting period, small cap value stocks represented the worst performing style sector (the Russell 2000 Value Index** lost 6.64 percent), while in the second half small cap value stocks were the best performing style sector (the Russell 2000 Value Index** rose 12.31 percent).

During the period, small-cap investors experienced huge swings in relative performance between growth and value stocks; in seven of the past 12 months, the divergence was 10 percent or more. This is just one more sign of the high levels of volatility seen throughout the U.S. stock market over the last 12 to 18 months.

Within small-cap value stocks, the economic sectors showing the strongest performance were Technology, Healthcare, and Energy (other than the large integrated oil stocks). The worst performing economic sectors were integrated oil stocks and autos & transportation. Once again, the results for the full period frequently masked quite different results for the two halves. For example, the Financial Services sector lost a modest 2.08 percent for the full reporting period, but dropped 13.95 percent in the first half and rose
13.80 percent in the second half.

What factors have driven investors to take such varied and shifting views of small-cap value stocks over the last 12 months? Interestingly, some of the same factors that were important in the previous reporting period. In recent months, investors have overcome their fears about the risks and lower liquidity of small-cap value stocks to focus on the fact that this sector has very attractive valuations relative to both large stocks and growth stocks. In addition, investors came to realize that internet stocks with stratospheric valuations don't always continue to rocket higher; in fact, many have now fallen to earth. Put another way, investors now understand that there can be substantial risks to investing in stocks with fast-growing revenues, but little or no earnings.

The Federal Reserve's actions over the last 12 months have also been important to shifting investor enthusiasm for small-cap value stocks. Late in 1999, the Fed substantially expanded the money supply to provide additional liquidity to the economy in the face of the uncertainty generated by Y2K (uncertainty that is difficult to remember just a few months after the non-event). Then, in early 2000, the Fed acted to remove this extra liquidity. At the same time, the Federal Reserve has been cautiously raising interest rates (in the form of the Fed Funds Rate) in order to slow the economy. Fears of an overheated economy and inflation have competed with fears of a recession. Investors have reacted to these shifts in policy and economic outlook with shifts in their investments.

Finally, merger and acquisition activity has played an important role. Corporations have recognized the attractive valuations available among small-cap value stocks and concluded that it was cheaper to buy such firms rather than build the business internally. The Fund has benefited from owning a number of firms that were acquired.

OUTLOOK

We feel that small-capitalization stocks, particularly small-capitalization value stocks, remain attractively valued. However, despite high levels of trading activity, true liquidity (the ability to buy or sell stocks without substantially affecting the price) is quite poor. The overall market environment remains quite volatile, something that has been quite pronounced since the second half of 1999. We believe this volatility is likely to continue and only increases the critical need for investors to have strong conviction in their portfolio holdings. This plays to our strengths; we must have confidence in a firm, its management, and its business outlook in order for its stock to become a significant holding in the Fund.

The economy is clearly slowing, but remains healthy. The Federal Reserve seems to have completed most of its current round of interest rate hikes, at least until after the presidential elections. However, if the Federal Reserve is indeed near the end of this current cycle of rising interest rates, it is only because the economy is showing signs of slowing. This is a double-edged sword for small-cap stocks, especially small-cap value stocks. Any slacking in the pace of rising interest rates is helpful, but an environment of slower economic growth can be difficult for many firms. This environment only increases the importance of remaining true to our investment strategy: invest in stocks with good valuations, quality management, and strong opportunities to grow their businesses and provide strong returns to investors.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Russell 2000 Value Index contains those stocks from the Russell 2000 with low price to book ratios. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
+The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN THE ADVANTUS VENTURE FUND,
               RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for each of the three classes of shares of the Advantus Venture Fund compared to the Russell 2000 Value Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Venture Fund (January 31, 1997) through July 31, 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
          CLASS A:
One year                      -1.97%
Since inception (1/31/97)      5.05%
Class B:
One year                      -2.11%
Since inception (1/31/97)      5.14%
Class C:
One year                       2.95%
Since inception (1/31/97)      5.86%

(Thousands)

                                    RUSSELL 2000
         CLASS A  CLASS B  CLASS C  VALUE INDEX    CPI
1/31/97   10,000   10,000   10,000        10,000  10,000
7/31/97   10,944   11,033   11,533        11,790  10,075
7/31/98   11,919   11,965   12,449        12,503  10,245
7/31/99   11,456   11,474   11,850        12,487  10,458
7/31/00   11,884   11,916   12,199        13,090  10,834

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the perfomance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET      % OF STOCK
COMPANY                                        SHARES       VALUE      PORTFOLIO
-------                                       --------   -----------   ----------
ACE, Ltd. ..................................   39,700    $1,429,200       4.2%
Harrahs Entertainment, Inc. ................   44,500     1,115,281       3.3%
International Game Technology...............   35,244     1,046,306       3.1%
Borg-Warner Automotive, Inc. ...............   29,677     1,007,163       3.0%
Anchor Gaming...............................   17,400       942,862       2.8%
Hollinger International, Inc. ..............   53,200       864,500       2.6%
Western Gas Resources, Inc. ................   44,500       812,125       2.4%
Coherent, Inc. .............................   12,700       760,413       2.2%
Agrium, Inc. ...............................   85,356       730,861       2.2%
Lilly Industries, Inc. .....................   22,900       691,294       2.0%
                                                         ----------      ----
                                                         $9,400,005      27.8%
                                                         ==========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   0.8%
Communication Services              0.5%
Utilities                           0.9%
Transportation                      2.0%
Health Care                         2.3%
Consumer Staples                    4.3%
Energy                              8.1%
Financial                          10.7%
Basic Materials                    11.9%
Technology                         14.1%
Capital Goods                      15.0%
Consumer Cyclical                  29.5%

ADVANTUS VENTURE FUND
INVESTMENTS IN SECURITIES
JULY 31, 2000

(Percentages of each investment category relate to total net assets.)

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
COMMON STOCK (99.2%)
  BASIC MATERIALS (11.9%)
    Agriculture Products (.8%)
  10,600   Corn Products International, Inc.................  $   265,000
                                                              -----------
    Chemicals (10.0%)
  85,356   Agrium, Inc. (c).................................      730,861
  46,455   American Pacific Corporation (b).................      296,151
   4,552   Bush Boake Allen, Inc. (b).......................      192,606
   3,200   Cabot Microcelectronics Corporation (b)..........      150,400
  11,600   Cambrex Corporation..............................      524,175
   7,316   Geon Company.....................................      120,257
  22,900   Lilly Industries, Inc............................      691,294
  30,632   Stepan Company...................................      673,904
                                                              -----------
                                                                3,379,648
                                                              -----------
    Iron and Steel (.5%)
   6,964   Belden, Inc......................................      174,971
                                                              -----------
    Paper and Forest (.6%)
  18,209   Packaging Corporation of America (b).............      207,127
                                                              -----------
  CAPITAL GOODS (14.9%)
    Aerospace/Defense (2.5%)
  38,300   BE Aerospace, Inc. (b)...........................      461,994
   4,195   Curtiss Wright Corporation.......................      162,818
   9,900   Primex Technologies, Inc.........................      228,319
                                                              -----------
                                                                  853,131
                                                              -----------
    Electrical Equipment (.1%)
     900   Capstone Turbine Corporation (b).................       49,500
                                                              -----------
    Machinery (4.2%)
  24,831   CTB International Corporation (b)................      186,232
  34,000   Denison International PLC (b)(c).................      442,000
  42,141   JLG Industries, Inc..............................      429,311
  38,300   Wabtec Corporation...............................      385,394
                                                              -----------
                                                                1,442,937
                                                              -----------
                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
CAPITAL GOODS--CONTINUED
    Manufacturing (4.5%)
  28,256   Gentek, Inc......................................  $   324,944
   4,100   GSI Group, Inc. (b)(c)...........................      112,237
  20,485   Hawk Corporation (b).............................      157,478
  22,097   Specialty Equipment Companies, Inc. (b)..........      602,143
  13,400   Steelcase, Inc...................................      227,800
   7,338   Wolverine Tube, Inc. (b).........................      127,498
                                                              -----------
                                                                1,552,100
                                                              -----------
    Metal Fabrication (3.6%)
  22,800   ABC-NACO, Inc. (b)...............................      149,625
  48,201   Ladish Company, Inc. (b).........................      524,186
  15,860   Lindberg Corporation.............................      113,002
  13,252   Penn Engineering & Manufacturing Corporation.....      449,740
                                                              -----------
                                                                1,236,553
                                                              -----------
  COMMUNICATION SERVICES (.5%)
    Cellular ( -- )
     100   Airspan Networks, Inc. (b)(c)....................        2,237
     300   Triton Network Systems, Inc......................        8,287
                                                              -----------
                                                                   10,524
                                                              -----------
    Telecommunication (.5%)
   5,717   Allied Riser Communications Corporation (b)......       58,599
   8,060   Channell Commercial Corporation (b)..............      100,750
                                                              -----------
                                                                  159,349
                                                              -----------
    Telephone ( -- )
     300   Lexent, Inc. (b).................................        7,987
                                                              -----------
  CONSUMER CYCLICAL (29.5%)
    Auto (8.0%)
  11,174   American Axle & Manufacturing Holdings (b).......      168,308
  29,677   Borg-Warner Automotive, Inc......................    1,007,163
  28,640   Dura Automotive Systems, Inc. (b)................      295,350

              See accompanying notes to investments in securities.

                                                           ADVANTUS VENTURE FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
CONSUMER CYCLICAL--CONTINUED
  39,158   Federal Mogul Corporation........................  $   357,317
   6,410   Intermet Corporation.............................       46,472
   3,300   Lear Corporation (b).............................       76,931
  67,000   Simpson Industries, Inc..........................      544,375
  44,293   Titan International, Inc.........................      235,307
                                                              -----------
                                                                2,731,223
                                                              -----------
    Building Materials (.4%)
   7,495   Nortek, Inc. (b).................................      147,089
                                                              -----------
    Leisure (4.9%)
  35,244   International Game Technology (b)................    1,046,306
  33,220   Steinway Musical Instruments, Inc. (b)...........      610,417
                                                              -----------
                                                                1,656,723
                                                              -----------
    Lodging-Hotel (.8%)
   7,611   MGM Grand, Inc...................................      273,520
                                                              -----------
    Photography/Imagery (.5%)
   6,319   CPI Corporation..................................      156,790
                                                              -----------
    Publishing (4.6%)
  15,300   A.H. Belo Corporation............................      295,481
  53,200   Hollinger International, Inc.....................      864,500
  13,800   R.H. Donnelley Corporation.......................      407,962
                                                              -----------
                                                                1,567,943
                                                              -----------
    Retail (2.3%)
  42,384   Bradlees, Inc. (b)...............................      153,642
  15,775   Consolidated Stores Corporation (b)..............      188,314
   7,994   OshKosh BGosh, Inc...............................      126,905
   3,060   Ritchie Brothers Auctioneers, Inc. (b)(c)........       68,085
  15,240   Whitehall Jewelers, Inc. (b).....................      135,255
   6,214   Wilsons The Leather Experts, Inc. (b)............      114,182
                                                              -----------
                                                                  786,383
                                                              -----------
                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
CONSUMER CYCLICAL--CONTINUED
    Service (7.8%)
  17,400   Anchor Gaming (b)................................  $   942,862
  20,400   Argosy Gaming Company (b)........................      284,325
   6,800   Exult, Inc. (b)..................................       60,350
  44,500   Harrahs Entertainment, Inc. (b)..................    1,115,281
  10,642   Mandalay Resort Group (b)........................      260,064
     600   ValueClick, Inc. (b).............................        6,375
                                                              -----------
                                                                2,669,257
                                                              -----------
    Textiles (.2%)
  10,329   Polymer Group, Inc...............................       79,404
                                                              -----------
  CONSUMER STAPLES (4.3%)
    Beverage (.5%)
   4,246   Beringer Wine Estates Holdings, Inc. (b).........      156,040
                                                              -----------
    Broadcasting (.7%)
  25,000   Interep National Radio Sales, Inc. (b)...........      162,500
   6,146   Salem Communications Corporation (b).............       74,520
                                                              -----------
                                                                  237,020
                                                              -----------
    Entertainment (1.8%)
  24,339   Championship Auto Racing Teams, Inc. (b).........      606,954
                                                              -----------
    Restaurants (.5%)
  51,080   Zapata Corporation (b)...........................      156,433
                                                              -----------
    Service (.8%)
  14,047   Amerco, Inc. (b).................................      277,428
                                                              -----------
  ENERGY (8.1%)
    Oil & Gas (8.1%)
  16,946   Basin Exploration, Inc. (b)......................      269,018
   4,600   Cabot Oil & Gas Corporation......................       85,100
  58,200   Canadian 88 Energy Corporation (b)(c)............      109,125
   6,000   Core Laboratories NV (b)(c)......................      119,625

              See accompanying notes to investments in securities.

ADVANTUS VENTURE FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
ENERGY--CONTINUED
   4,700   Cross Timbers Oil Company........................  $    77,256
   7,900   HS Resources, Inc. (b)...........................      218,237
  36,879   Ocean Energy, Inc. (b)...........................      447,158
   7,600   OSC, Inc. (b)....................................       95,000
  18,294   Plains Resources, Inc. (b).......................      269,836
  17,627   Pure Resources, Inc. (b).........................      263,303
  44,500   Western Gas Resources, Inc.......................      812,125
                                                              -----------
                                                                2,765,783
                                                              -----------
  FINANCIAL (10.7%)
    Banks (1.0%)
  18,983   Staten Island Bancorp, Inc.......................      341,694
                                                              -----------
    Finance-Diversified (.6%)
  10,688   Dollar Thrifty Auto Group, Inc. (b)..............      201,068
                                                              -----------
    Insurance (6.5%)
  39,700   ACE, Ltd. (c)....................................    1,429,200
   4,500   Everest Re Group, Ltd. (c).......................      178,594
   4,916   PartnerRe, Ltd. (c)..............................      194,797
   9,200   RenaissanceRe Holding, Ltd (c)...................      428,375
                                                              -----------
                                                                2,230,966
                                                              -----------
    Real Estate Investment Trust (.5%)
  13,053   Entertainment Properties Trust...................      160,715
                                                              -----------
    Savings and Loans (2.1%)
  44,695   PBOC Holdings, Inc. (b)..........................      354,767
  18,765   Richmond County Financial Corporation............      356,535
                                                              -----------
                                                                  711,302
                                                              -----------
  HEALTH CARE (2.3%)
    Biotechnology (1.3%)
     900   Applied Molecular Evolution (b)..................       23,738
     800   Arena Pharmaceuticals, Inc. (b)..................       19,000
   3,626   Aviron (b).......................................      104,248
                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
HEALTH CARE--CONTINUED
   1,500   Genencor International, Inc......................  $    31,500
   1,800   Illumina, Inc. (b)...............................       63,000
   1,900   Intermune Pharmaceuticals, Inc. (b)..............       78,375
  10,688   Invivo Corporation (b)...........................      110,220
                                                              -----------
                                                                  430,081
                                                              -----------
    Drugs (.2%)
   3,700   Sangstat Medical Corporation (b).................       69,375
                                                              -----------
    Hospital Management (.2%)
   4,200   Community Health Systems (b).....................       72,450
                                                              -----------
    Medical Products/Supplies (.6%)
   6,900   Aradigm Corporation (b)..........................      104,363
     800   Argonaut Technologies, Inc. (b)..................       15,788
   3,000   Conmed Corporation (b)...........................       40,125
   1,500   Rita Medical Systems, Inc. (b)...................       18,656
     700   Transgenomic, Inc................................       13,300
   1,400   Vascular Solutions, Inc..........................       19,425
                                                              -----------
                                                                  211,657
                                                              -----------
    Special Services ( -- )
     300   Discovery Partners International.................        5,400
                                                              -----------
  TECHNOLOGY (14.1%)
   3,800   Accord Networks, Inc. (b)(c).....................       31,350
   3,299   ADC Telecommunications, Inc. (b).................      138,352
   2,308   Alamosa PCS Holdings, Inc. (b)...................       46,160
   2,000   Alliant Techsystems, Inc. (b)....................      141,500
   3,700   ASAT Holdings, Ltd. (b)..........................       31,450
   4,100   August Technology Corporation (b)................       53,300
     200   Avici Systems, Inc. (b)..........................       19,675

              See accompanying notes to investments in securities.

                                                           ADVANTUS VENTURE FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
TECHNOLOGY--CONTINUED
   2,200   Axcelis Technologies, Inc. (b)...................  $    40,700
  19,400   BEI Technologies, Inc............................      663,844
  21,400   Bell & Howell Company (b)........................      438,700
     400   Blue Martini Software, Inc.......................       23,775
   7,600   Camtek, Ltd. (b)(c)..............................       46,075
     700   Click Commerce, Inc. (b).........................       22,006
  12,700   Coherent, Inc. (b)...............................      760,413
     300   Corvis Corporation (b)...........................       24,698
   8,600   Entegris Incorporated (b)........................       82,775
   7,000   Evoke, Inc.......................................       56,000
   5,300   Fair Issac & Company.............................      264,006
   1,000   FairMarket, Inc. (b).............................        5,000
  16,457   Hutchinson Technology, Inc. (b)..................      244,798
   1,100   I-many, Inc......................................       16,088
   7,800   Imation Corporation (b)..........................      189,150
   1,400   Infineon Technologies Ag (b)(c)..................       95,200
   2,800   Interland, Inc. (b)..............................       26,600
   7,316   L-3 Communications Holdings, Inc. (b)............      430,730
   2,899   Lifeminders.com, Inc. (b)........................       65,228
     200   Mainspring, Inc. (b).............................        3,000
   1,300   Mobility Electronics, Inc. (b)...................       11,863
   2,260   Nogatech, Inc. (b)...............................       13,701
   8,900   Nova Measuring Instruments, Ltd. (b)(c)..........      136,838
                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
TECHNOLOGY--CONTINUED
     200   Omnivision Technologies, Inc.....................  $     4,550
   3,800   Pixelworks, Inc. (b).............................      145,588
   1,100   SMTC Corporation (b)(c)..........................       19,869
   5,255   Spectrasite Holdings, Inc. (b)...................      111,669
     200   Sunrise Telecom, Inc.............................        9,300
     300   Talarian Corporation (b).........................        3,806
  10,100   Thomas and Betts Corporation.....................      196,950
   6,200   UTStarom, Inc. (b)...............................      157,713
   1,700   WebEx Communications, Inc (b)....................       35,488
                                                              -----------
                                                                4,807,908
                                                              -----------
  TRANSPORTATION (2.0%)
    Air Freight (.4%)
  31,516   AirNet Systems, Inc. (b).........................      149,701
                                                              -----------
    Airlines (.9%)
  55,869   Mesa Air Group, Inc. (b).........................      314,263
                                                              -----------
    Railroads (.7%)
  12,542   Genesee & Wyoming, Inc. (b)......................      235,163
                                                              -----------
  UTILITIES (.9%)
    Electric Companies (.9%)
  20,200   Western Resources, Inc...........................      319,413
                                                              -----------
Total common stock
 (cost: $31,610,695)........................................   33,867,973
                                                              -----------

              See accompanying notes to investments in securities.

ADVANTUS VENTURE FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
SHORT-TERM SECURITIES (.4%)
 130,218   Wells Fargo & Company - Cash Investment Fund,
            current rate 5.82%..............................  $   130,218
                                                              -----------
           Total short-term securities (cost: $130,218).....      130,218
                                                              -----------
           Total investments in securities (cost:
            $31,740,913)....................................  $33,998,191
                                                              ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 12.1% of net assets in foreign securities as of July 31, 2000.
(d) At July 31, 2000 the cost of securities for federal income tax purposes was $31,767,827. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation.           $ 5,693,049
  Gross unrealized depreciation..........   (3,462,685)
                                           -----------
  Net unrealized appreciation............  $ 2,230,364
                                           ===========

                                                           ADVANTUS VENTURE FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                   JULY 31, 2000

                      ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $31,740,913)........  $33,998,191
Receivable for Fund shares sold........       2,209
Receivable for investment securities
 sold..................................     495,372
Accrued interest receivable............         670
Dividends receivable...................       9,144
Organizational costs...................      26,764
                                         ----------
    Total assets.......................  34,532,350
                                         ----------
                    LIABILITIES
Payable for Fund shares redeemed.......       7,837
Payable for investment securities
 purchased.............................     313,200
Payable to Adviser.....................      68,205
                                         ----------
    Total liabilities..................     389,242
                                         ----------
Net assets applicable to outstanding
 capital stock.........................  $34,143,108
                                         ==========
Represented by:
  Capital stock - authorized
  10 billion shares (Class A -
  2 billion shares, Class B -
  2 billion shares, Class C -
  2 billion shares and 4 billion shares
  unallocated) of $.01 par value.......  $   29,786
  Additional paid-in capital...........  31,002,523
  Undistributed net investment
  income...............................       2,878
  Accumulated net realized gains from
  investments..........................     850,643
  Unrealized appreciation on
  investments..........................   2,257,278
                                         ----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $34,143,108
                                         ==========
Net assets applicable to outstanding
 Class A shares........................  $31,370,596
                                         ==========
Net assets applicable to outstanding
 Class B shares........................  $2,499,616
                                         ==========
Net assets applicable to outstanding
 Class C shares........................  $  272,896
                                         ==========
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  2,734,565............................  $    11.47
                                         ==========
  Class B - Shares outstanding
  220,059..............................  $    11.36
                                         ==========
  Class C - Shares outstanding
  23,921...............................  $    11.41
                                         ==========

                See accompanying notes to financial statements.

ADVANTUS VENTURE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2000

Investment income:
  Interest.............................  $  102,294
  Dividends............................     521,585
                                         ----------
      Total investment income..........     623,879
                                         ----------
Expenses (note 4):
  Investment advisory fee..............     250,117
  Rule 12b-1 - Class A.................      73,477
  Rule 12b-1 - Class B.................      25,869
  Rule 12b-1 - Class C.................       3,168
  Administrative services fee..........      74,400
  Amortization of organizational
    costs..............................      17,892
  Transfer agent and shareholder
    services fee.......................      14,997
  Custodian fees.......................      10,661
  Auditing and accounting services.....      18,582
  Legal fees...........................      13,246
  Directors' fees......................         566
  Registration fees....................      28,035
  Printing and shareholder reports.....      32,093
  Insurance............................       3,539
  Other................................       7,546
                                         ----------
      Total expenses...................     574,188
                                         ----------
  Less fees and expenses waived or
    absorbed by Adviser and
    Distributor:
    Class A distribution fees..........     (29,391)
    Other waived fees..................     (67,821)
                                         ----------
      Total fees and expenses waived or
       absorbed........................     (97,212)
                                         ----------
      Total net expenses...............     476,976
                                         ----------
      Investment income - net..........     146,903
                                         ----------
Realized and unrealized gains (losses)
  on investments:
  Net realized gains on investments
    (note 3)...........................   2,075,494
  Net change in unrealized appreciation
    or depreciation on investments.....  (1,269,692)
                                         ----------
      Net gains on investments.........     805,802
                                         ----------
Net increase in net assets resulting
  from operations......................  $  952,705
                                         ==========

                See accompanying notes to financial statements.

                                                           ADVANTUS VENTURE FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                      FOR THE YEARS ENDED JULY 31, 2000 AND 1999

                                            2000         1999
                                         -----------  -----------
Operations:
  Investment income - net..............  $   146,903  $   247,089
  Net realized gain (loss) on
    investments........................    2,075,494   (1,025,483)
  Net change in unrealized appreciation
    or depreciation on investments.....   (1,269,692)    (941,849)
                                         -----------  -----------
      Increase (decrease) in net assets
        resulting from operations......      952,705   (1,720,243)
                                         -----------  -----------
Distributions to shareholders from:
  Investment income - net:
    Class A............................     (143,064)    (275,602)
    Class B............................       (3,489)      (5,780)
    Class C............................         (350)        (841)
  In excess of net investment income:
    Class A............................     (125,236)           -
    Class B............................       (3,055)           -
    Class C............................         (307)           -
  Tax return of capital:
    Class A............................            -      (50,758)
    Class B............................            -       (1,064)
    Class C............................            -         (155)
  Net realized gains on investments:
    Class A............................            -     (668,597)
    Class B............................            -      (74,443)
    Class C............................            -      (13,292)
                                         -----------  -----------
      Total distributions..............     (275,501)  (1,090,532)
                                         -----------  -----------
Capital share transactions (notes 4 and
  6):
  Proceeds from sales:
    Class A............................      694,580    1,047,296
    Class B............................      323,499    1,022,415
    Class C............................       64,501      516,115
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................       26,472      127,503
    Class B............................        6,466       80,886
    Class C............................          644       13,519
  Payments for redemption of shares:
    Class A............................   (1,705,272)  (1,660,697)
    Class B............................     (954,805)  (1,258,927)
    Class C............................     (254,900)    (673,828)
                                         -----------  -----------
      Decrease in net assets from
        capital share transactions.....   (1,798,815)    (785,718)
                                         -----------  -----------
      Total decrease in net assets.....   (1,121,611)  (3,596,493)
  Net assets at beginning of year......   35,264,719   38,861,212
                                         -----------  -----------
  Net assets at end of year (including
    undistributed net investment income
    of $2,878 and $0, respectively)....  $34,143,108  $35,264,719
                                         ===========  ===========

                See accompanying notes to financial statements.

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000

(1) ORGANIZATION

    Advantus Venture Fund, Inc. (the Fund) was incorporated on July 3, 1996. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

                                                           ADVANTUS VENTURE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income by $131,476, decrease accumulated net realized gain by $110,706, and decrease additional paid-in capital by $20,770.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended July 31, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $51,354,298 and $51,753,767, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital) a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $1 billion in net assets, .68 percent on the next $1 billion and .66 percent on net assets in excess of $2 billion. Prior to May 1, 2000 the fee was charged at an annual rate of .80 percent.

    Advantus Capital has a sub-advisory agreement with State Street Research & Management Company (State Street Research). The sub-advisory agreement provides that Advantus Capital shall pay State Street Research a monthly management fee which will vary depending on the total "small company value" assets sub-advised by State Street Research for Advantus Capital, including assets of Venture Fund and small company value assets of other mutual funds and private accounts. Total assets are measured each March 31, June 30, September 30, and December 31. Advantus Capital pays State Street Research from the advisory fee at a rate equal to .65 percent on the first $500 million in assets, .60 percent on the next $500 million in assets, and .50 percent on assets in excess of $1 billion.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in connection with the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a servicing fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a
 .25 percent service fee.

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS  - (CONTINUED)

Ascend is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .15 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $29,391 for the period ended July 31, 2000.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund has entered in a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective May 1, 2000, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to August 1, 1999, the administrative services fee was $5,700 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended July 31, 2000, Advantus Capital voluntarily agreed to absorb $67,821 in expenses which were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Funds three classes of shares amounted to $58,191.

    As of July 31, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                          NUMBER OF SHARES   PERCENTAGE OWNED
                                          ----------------   ----------------
Class A.................................     2,509,497             91.8%
Class B.................................         5,495              2.5%
Class C.................................         5,489             22.9%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $9,451.

(5) ORGANIZATIONAL COSTS

    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the year ended July 31, 2000, and 1999 were as follows:

                                                    CLASS A               CLASS B               CLASS C
                                              -------------------   -------------------   -------------------
                                                2000       1999       2000       1999       2000       1999
                                              --------   --------   --------   --------   --------   --------
Sold........................................    65,226     98,016    31,026      99,249     6,131     47,263
Issued for reinvested distributions.........     2,579     11,844       636       7,536        63      1,252
Redeemed....................................  (162,546)  (158,579)  (92,020)   (122,017)  (24,102)   (65,336)
                                              --------   --------   -------    --------   -------    -------
                                               (94,741)   (48,719)  (60,358)    (15,232)  (17,908)   (16,821)
                                              ========   ========   =======    ========   =======    =======

                                                           ADVANTUS VENTURE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                        CLASS A                                 CLASS B
                                         --------------------------------------  --------------------------------------
                                                                    PERIOD FROM                             PERIOD FROM
                                                                    JANUARY 31,                             JANUARY 31,
                                            YEAR ENDED JULY 31,     1997(D) TO      YEAR ENDED JULY 31,     1997(D) TO
                                         -------------------------   JULY 31,    -------------------------   JULY 31,
                                          2000     1999     1998       1997       2000     1999     1998       1997
                                         -------  -------  -------  -----------  -------  -------  -------  -----------
Net asset value, beginning of year.....  $ 11.20  $ 12.03  $ 11.73    $ 10.17    $11.11   $11.94   $11.71     $10.17
                                         -------  -------  -------    -------    ------   ------   ------     ------
Income from investment operations:
  Net investment income (loss).........      .05      .10      .06        .05      (.04)       -     (.02)       .01
  Net gains (losses) on securities
    (both realized and unrealized).....      .32     (.59)     .98       1.55       .32     (.58)     .92       1.54
                                         -------  -------  -------    -------    ------   ------   ------     ------
    Total from investment operations...      .37     (.49)    1.04       1.60       .28     (.58)     .90       1.55
                                         -------  -------  -------    -------    ------   ------   ------     ------
Less distributions:
  Dividends from net investment
    income.............................     (.06)    (.09)    (.08)      (.04)     (.02)    (.02)    (.01)      (.01)
  Dividends in excess of net investment
    income.............................     (.04)       -        -          -      (.01)       -        -          -
  Distributions from net realized
    gains..............................        -     (.23)    (.66)         -         -     (.23)    (.66)         -
  Tax return of capital................        -     (.02)       -          -         -        -        -          -
                                         -------  -------  -------    -------    ------   ------   ------     ------
    Total distributions................     (.10)    (.34)    (.74)      (.04)     (.03)    (.25)    (.67)      (.01)
                                         -------  -------  -------    -------    ------   ------   ------     ------
Net asset value, end of year...........  $ 11.47  $ 11.20  $ 12.03    $ 11.73    $11.36   $11.11   $11.94     $11.71
                                         =======  =======  =======    =======    ======   ======   ======     ======
Total return (a).......................     3.74%   (3.89)%    8.92%     15.79%    2.89%   (4.77)%   7.65%     15.33%
Net assets, end of year (in
  thousands)...........................  $31,371  $31,683  $34,630    $30,662    $2,500   $3,115   $3,529     $1,052
Ratio of expenses to average daily net
  assets (c)...........................     1.40%    1.40%    1.38%      1.35%(b)   2.24%   2.25%    2.25%      2.25%(b)
Ratio of net investment income (loss)
  to average daily net assets (c)......      .63%     .81%     .55%       .90%(b)   (.24)%   (.04)%   (.26)%      .01%(b)
Portfolio turnover rate (excluding
  short-term securities)...............    169.0%   103.9%    45.0%      39.6%    169.0%   103.9%    45.0%      39.6%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charge. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c) The Fund's Adviser and Distributor voluntarily waived or absorbed $97,212, $77,189, $59,431 and $26,677 in expenses for the years ended July 31, 2000, 1999, and 1998 and the period from January 31, 1997 (commencement of operations) to July 31, 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.71%, 1.64%, 1.55% and 1.55%, and the ratio of net investment income to average daily net assets would have been .32%, .57%, .38%, and .70% for the years ended July 31, 2000, 1999, and 1998 and the period from January 31, 1997 (commencement of operations) to July 31,
     1997, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.45%, 2.36%, 2.25%, and 2.25% respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.45)%, (.15)%, (.26)%, and .01%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.45%, 2.36%, 2.25%, and 2.25% respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.45)%, (.15)%, (.26)%, and .01%, respectively.
(d)  Commencement of operations.

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                          CLASS C
                                         -----------------------------------------
                                                                       PERIOD FROM
                                                                       JANUARY 31,
                                             YEAR ENDED JULY 31,       1997(D) TO
                                         ----------------------------   JULY 31,
                                           2000      1999      1998       1997
                                         --------  --------  --------  -----------
Net asset value, beginning of year.....   $11.15    $11.98    $11.71     $10.17
                                          ------    ------    ------     ------
Income from investment operations:
  Net investment income (loss).........     (.03)     (.01)     (.03)       .01
  Net gains (losses) on securities
    (both realized and unrealized).....      .32      (.57)      .97       1.54
                                          ------    ------    ------     ------
    Total from investment operations...      .29      (.58)      .94       1.55
                                          ------    ------    ------     ------
Less distributions:
  Dividends from net investment
    income.............................     (.02)     (.02)     (.01)      (.01)
  Dividends in excess of net investment
    income.............................     (.01)        -         -          -
  Distributions from net realized
    gains..............................        -      (.23)     (.66)         -
                                          ------    ------    ------     ------
    Total distributions................     (.03)     (.25)     (.67)      (.01)
                                          ------    ------    ------     ------
Net asset value, end of year...........   $11.41    $11.15    $11.98     $11.71
                                          ======    ======    ======     ======
Total return (a).......................     2.95%    (4.81)%    7.90%     15.38%
Net assets, end of year (in
  thousands)...........................   $  273    $  467    $  702     $  175
Ratio of expenses to average daily net
  assets (c)...........................     2.24%     2.25%     2.25%      2.25%(b)
Ratio of net investment income (loss)
  to average daily net assets (c)......     (.24)%    (.04)%    (.26)%      .01%(b)
Portfolio turnover rate (excluding
  short-term securities)...............    169.0%    103.9%     45.0%      39.6%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charge. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c) The Fund's Adviser and Distributor voluntarily waived or absorbed $97,212, $77,189, $59,431 and $26,677 in expenses for the years ended July 31, 2000, 1999, and 1998 and the period from January 31, 1997 (commencement of operations) to July 31, 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.71%, 1.64%, 1.55% and 1.55%, and the ratio of net investment income to average daily net assets would have been .32%, .57%, .38%, and .70% for the years ended July 31, 2000, 1999, and 1998 and the period from January 31, 1997 (commencement of operations) to July 31,
     1997, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.45%, 2.36%, 2.25%, and 2.25% respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.45)%, (.15)%, (.26)%, and .01%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.45%, 2.36%, 2.25%, and 2.25% respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.45)%, (.15)%, (.26)%, and .01%, respectively.
(d)  Commencement of operations.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Venture Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Venture Fund, Inc. (the Fund) as of July 31, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from January 31, 1997, commencement of operations, to July 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2000 and the results of its operations, changes in its net assets and financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                          KPMG LLP

Minneapolis, Minnesota
September 8, 2000

ADVANTUS VENTURE FUND
FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended July 31, 2000. Dividends for the 2000 calendar year will be reported to you on Form 1099-Div in late January 2001. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distribution - taxable as dividend income, 100%
 qualifying for deductions by corporations
September 23, 1999..........................................   $.0228
December 21, 1999...........................................    .0272
March 23, 2000..............................................    .0463
                                                               ------
                                                               $.0963
                                                               ======

CLASS B

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                   -----
Income distribution - taxable as dividend income, 100%
 qualifying for deductions by corporations
December 21, 1999...........................................   $.0042
March 23, 2000..............................................    .0237
                                                               ------
                                                               $.0279
                                                               ======

CLASS C

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distribution - taxable as dividend income, 100%
 qualifying for deductions by corporations
December 21, 1999...........................................   $.0030
March 23, 2000..............................................    .0227
                                                               ------
                                                               $.0257
                                                               ======

                                                           ADVANTUS VENTURE FUND
                                                      SHAREHOLDER VOTING RESULTS

    On April 17, 2000, a special meeting of shareholders of Advantus Venture Fund, Inc. was held. Shareholders of record on February 28, 2000, were entitled to vote on the proposals described below.

(1)  To elect a Board of Directors as follows:

                                           VOTES     VOTES
DIRECTOR                                    FOR     WITHHELD
--------                                 ---------  --------
Charles E. Arner.......................  2,776,409      551
Ellen S. Berscheid.....................  2,776,409      551
Ralph D. Ebbott........................  2,776,277      683
Frederick P. Feuerherm.................  2,776,277      683
William N. Westhoff....................  2,776,277      683

(2) To approve the elimination or modification of the following investment policies for:

                                           VOTES     VOTES    VOTES
                                            FOR     AGAINST  WITHHELD
                                         ---------  -------  --------
A. Modify policy regarding borrowing
 and the issuance of senior
 securities............................  2,640,355   3,101     2,926
B. Modify policy regarding
 concentration in a particular
 industry..............................  2,640,200   3,303     2,879
C. Modify policy regarding investments
 in real estate and commodities........  2,640,882   2,621     2,879
D. Modify policy regarding lending.....  2,640,355   3,101     2,926
E. Eliminate policy restricting the
 pledging of assets....................  2,640,058   2,658     3,665
F. Eliminate policy restricting margin
 purchases and short sales.............  2,640,876   2,580     2,926
G. Eliminate policy prohibiting
 transactions with affiliates..........  2,641,031   2,471     2,880
H. Eliminate policy prohibiting
 participation in a joint trading
 account...............................  2,640,200   3,303     2,879
I. Eliminate policy prohibiting options
 transactions..........................  2,640,200   2,517     3,665

(3) To approve an amendment to the investment advisory agreement between the Fund and Advantus Capital Management, Inc., as described in the proxy statement.

                                           VOTES     VOTES    VOTES
                                            FOR     AGAINST  WITHHELD
                                         ---------  -------  --------
                                         2,641,287   2,168     2,926

(4) To approve a new sub-advisory agreement with State Street Research Company, as described in the proxy statement.

                                           VOTES     VOTES    VOTES
                                            FOR     AGAINST  WITHHELD
                                         ---------  -------  --------
                                         2,640,548   2,168     3,665

(5) To ratify the selection of KPMG LLP as independent public accountants for the Fund.

                                           VOTES     VOTES    VOTES
                                            FOR     AGAINST  WITHHELD
                                         ---------  -------  --------
                                         2,771,850   2,168     2,942

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from
8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages thirteen mutual funds containing $3.2 billion in assets in addition to $11.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

                 (This page has been left blank intentionally.)

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES                                     PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                                PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F. 51519 Rev. 9-2000